                                          NATIONS GOVERNMENT INCOME
                                            TERM TRUST 2003, INC.

                                                     SEMI
                                                    ANNUAL
                                                    REPORT

                                    For the Period Ended December 31, 1995

                                                                         NATIONS

                                                                      GOVERNMENT

                                                                     INCOME TERM

                                                                      TRUST 2003

--------------------------------------------------------------------------------
    NOT                                  MAY LOSE VALUE
    FDIC-
    INSURED                              NO BANK GUARANTEE

--------------------------------------------------------------------------------

     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

     NATIONSBANK OR ITS AFFILIATES PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS GOVERNMENT INCOME TERM TRUST 2003, INC.

DEAR SHAREHOLDER:

     We welcome this opportunity to provide you with the semiannual report for Nations Government Income Term Trust 2003, Inc. (the "Company") for the six month period ended December 31, 1995, and to share our outlook for the near term.

INVESTMENT OBJECTIVE

     The Company is a closed-end investment company and its shares are traded on the New York Stock Exchange under the symbol "NGI". The Company's investment objectives are to seek to provide a high level of current income and to return $10 per share (the initial public offering price per share) on or about September 30, 2003.

PORTFOLIO PERFORMANCE

     For the six month period ended December 31, 1995, the Company distributed $0.3084 per share to its shareholders.

     As of December 31, 1995, a monthly dividend in the amount of $0.0514 per share was paid. This dividend rate equates to an annualized yield of 6.17% based upon the initial offering price of $10.00 per share and 7.83% based upon the closing market price of $7 7/8 per share on December 31, 1995.

MARKET ENVIRONMENT

     The past year, 1995, provided welcome relief to the fixed income markets after the trying events of 1994. During the year bond yields as measured by the 10-year Treasury declined over 2% from 7.83% to 5.62%. This favorable market environment was supported by continuing moderate inflation and a period of overall moderate economic growth. The prospects for a long-term plan to lower federal budget deficits was also a key contributor to the drop in rates in the latter part of the year. In this favorable environment the net asset value of the Company appreciated 18.31%.

MARKET OUTLOOK

     While the pronounced volatility of the bond markets over the last two years may continue, we enter 1996 with some optimism. We believe that there are reasonable prospects for interest rates, particularly short-term rates, to decline further. Economic growth continues at a moderate rate. Inflation remains subdued and despite a relatively low level of unemployment, wage rates have not accelerated to a level that would fuel inflation.

CONTRIBUTION IN CONNECTION WITH CLASS ACTION SETTLEMENT

     As was announced in early December, the Company expects to receive a contribution of $14 million, less attorneys' fees, from NationsBank Corporation in connection with the settlement of certain class action lawsuits brought by investors against NationsSecurities and several other NationsBank Corporation affiliates. The Company was not named as a defendant in any of the lawsuits. The entire settlement, including this contribution, is subject to court approval, which is expected to take several more months. Assuming the contribution is received, it will be invested in U.S. Treasury instruments, which will be added to the existing assets of the Company, thereby increasing the net asset value of the Company's shares. All persons who are shareholders of the Company when the contribution is received, including those who purchased their shares in the secondary market, will benefit from this increase, without the need for any action on their part.

CONCLUSION

     The Company continues to pursue its dual objectives of seeking to provide high current income and returning $10 per share to investors upon termination of the Company despite the potential continuing volatility of the markets.

Sincerely,

/s/ Mark H. Williamson

Mark H. Williamson
President
December 31, 1995

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                         DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                                            VALUE
  AMOUNT                                                                            (NOTE 1)
----------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 85.2%
              FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 44.3%
              Multiclass:
$ 4,380,578     Series 1489 VB, CMO, Inverse Floater, 9.214% 10/15/07**..........  $ 4,039,550
  4,500,000     Series 1544 SA, CMO, TAC, Inverse Floater, 9.242% 07/15/08**.....    4,182,435
  2,274,764     Series 1550 SD, CMO, TAC, Inverse Floater, 9.628% 07/15/08**.....    1,918,718
  6,205,511     Series 1693 SC, CMO, TAC, Inverse Floater, 10.050% 03/15/09**....    4,729,965
  3,589,000     Series 1437 W, CMO, PAC, Inverse Floater, 11.739% 11/15/19**.....    3,277,008
 13,050,000     Series 1399 G, CMO, PAC, 7.000% 12/15/19.........................   13,559,603
 20,000,000     Series 1435 G, CMO, PAC, 7.000% 12/15/21.........................   20,450,800
 13,546,000     Series 1517 H, CMO, PAC, 7.000% 03/15/22.........................   13,824,235
  1,590,830     Series 1644 NB, PAC, Inverse Floater, 14.069% 12/15/23**.........    1,389,288
                                                                                   -----------
                                                                                    67,371,602
                                                                                   -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 24.2%
              REMIC:
 10,000,000     Certificate 92-193 SD, 7.000% 11/25/07...........................   10,334,700
  4,613,181     Certificate 93-214 SP, CMO, PAC, Inverse Floater,
                   9.037% 12/25/08**.............................................    4,168,747
  2,140,618     Certificate 93-231 SA, CMO, Inverse Floater, 8.265% 12/25/08**...    1,924,694
  5,081,723     Certificate 91-162 SA, PAC, Inverse Floater, 9.764% 04/25/20**...    5,143,110
  2,305,434     Certificate 93-165 SO, TAC, Inverse Floater, 9.731% 11/25/20**...    2,080,815
      4,020     Certificate 92-16 SQ, Inverse Floater, IOette, 19.400%
                   03/25/22**....................................................      763,757
  6,957,498     Certificate 93-247 SK, CMO, TAC, Inverse Floater, 9.527%
                   02/25/23**....................................................    7,107,989
  3,736,517     Certificate 93-179 SG, TAC, Inverse Floater, 9.463% 10/25/23**...    3,373,440
  2,174,605     Certificate 93-202 VB, PAC, Inverse Floater, 12.535%
                   11/25/23**....................................................    1,820,449
                                                                                   -----------
                                                                                    36,717,701
                                                                                   -----------
              OTHER -- 16.7%
  7,000,000   General Electric Capital Mortgage Services Inc., CMO, TAC,
                Series 1994-13, Class A-8, 6.500% 04/25/24.......................    6,810,370
              Residential Funding Mortgage, CMO:
  5,276,000     Series 1993-S48, PAC, Class A-7, 6.500% 12/25/08.................    5,268,930
  6,622,424     Series 1993-S48, TAC, Class A-8, 6.500% 12/25/08.................    6,623,749
  7,000,000     Series 1993-S45, TAC, Class A-14, 6.500% 12/25/23................    6,643,630
                                                                                   -----------
                                                                                    25,346,679
                                                                                   -----------
              TOTAL MORTGAGE-BACKED SECURITIES (Cost $127,779,758)...............  129,435,982
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)             DECEMBER 31, 1995 (UNAUDITED)

 PRINCIPAL                                                                            VALUE
  AMOUNT                                                                            (NOTE 1)
----------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 11.5%
$ 6,250,000   Clark County, Nevada, School District, Series B, 4.800%
                06/01/03***......................................................  $ 4,404,812
  5,850,000   Houston, Texas, Independent School District, 4.800% 08/15/03***....    4,082,540
  2,870,000   Illinois Educational Facilities, Authority Revenue, 4.900%
                07/01/03***......................................................    2,014,022
  3,755,000   Maricopa County, Arizona, School District, 4.856% 07/01/03***......    2,654,447
  6,430,000   Tulsa, Oklahoma, Industrial Authority Hospital Revenue,
                4.800% 12/01/03***...............................................    4,398,827
                                                                                   -----------
              TOTAL MUNICIPAL BONDS (Cost $17,521,912)...........................   17,554,648
                                                                                   -----------
U.S. TREASURY OBLIGATIONS -- 2.6%
              U.S. TREASURY BILL -- 0.2%
    250,000     4.980% 06/27/96+.................................................      243,706
                                                                                   -----------
              U.S. TREASURY BOND -- 2.4%
  2,700,000     10.375% 11/15/12.................................................    3,731,913
                                                                                   -----------
              TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,020,617)..................    3,975,619
                                                                                   -----------
TOTAL INVESTMENTS (Cost $149,322,287*).................................    99.3%    150,966,249
OTHER ASSETS AND LIABILITIES (NET).....................................     0.7         995,843
                                                                          -----    ------------
NET ASSETS.............................................................   100.0%   $151,962,092
                                                                          -----    ------------

---------------

  * Aggregate cost for Federal tax purposes.
 ** Current coupon rate at December 31, 1995.
*** Zero Coupon Security. The rate shown is the effective yield at date of purchase.
  + The rate shown is the effective yield at date of purchase.

ABBREVIATIONS:
CMO    Collateralized Mortgage Obligation
PAC    Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit
TAC    Targeted Amortization Class

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES             DECEMBER 31, 1995 (UNAUDITED)

ASSETS:
     Investments, at value (Cost $149,322,287) (Note 1)
       See accompanying schedule..................................                $150,966,249
     Cash.........................................................                     285,823
     Interest receivable..........................................                     595,922
     Receivable from investment adviser...........................                     185,446
     Prepaid expenses.............................................                      21,181
     Unamortized organization costs (Note 5)......................                       5,355
                                                                                   -----------
          Total Assets............................................                 152,059,976
LIABILITIES:
     Transfer agent fees payable (Note 2).........................    $35,708
     Accrued legal and audit fees payable.........................     34,998
     Accrued shareholder report expense...........................     10,028
     Custodian fees payable (Note 2)..............................      6,215
     Administration fee payable (Note 2)..........................      4,167
     Accrued Directors' fees and expenses (Note 2)................      3,067
     Accrued expenses and other payables..........................      3,701
                                                                      -------
          Total Liabilities.......................................                      97,884
                                                                                   -----------
NET ASSETS........................................................                $151,962,092
                                                                                  ------------
NET ASSETS consist of: (Note 7)
     Undistributed net investment income..........................                $  1,779,106
     Accumulated net realized loss on investments sold............                 (16,698,797)
     Net unrealized appreciation of investments...................                   1,643,962
     Common Stock at par value (Note 4)...........................                      17,541
     Paid-in capital in excess of par value.......................                 165,220,280
                                                                                   -----------
          Total Net Assets........................................                $151,962,092
                                                                                  ------------
NET ASSET VALUE PER SHARE:
  ($151,962,092 / 17,541,130 shares of common stock
  outstanding)....................................................                       $8.66
                                                                                         -----

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)

INVESTMENT INCOME:
     Interest.......................................................               $ 5,846,878
                                                                                   -----------
EXPENSES:
     Investment advisory fee (Note 2)...............................  $ 369,077
     Administration fee (Note 2)....................................    184,538
     Legal and audit fees...........................................    171,524
     Transfer agent fees (Note 2)...................................     85,534
     Custodian fees (Note 2)........................................     29,757
     Directors' fees and expenses (Note 2)..........................      9,097
     Amortization of organization costs (Note 5)....................        765
     Other..........................................................     46,094
                                                                      ---------
                                                                        896,386
     Fees waived and expenses reimbursed by investment adviser and
      administrator (Note 2)........................................   (714,062)
     Fees reduced by credits allowed by the custodian (Note 2)......    (23,502)
                                                                      ---------
          Total Expenses............................................                   158,822
                                                                                   -----------
NET INVESTMENT INCOME...............................................                 5,688,056
                                                                                   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  (NOTES 1 AND 3):
     Net realized gain on investments sold during the period........                 2,249,399
     Net change in unrealized appreciation/depreciation of
      investments during the period.................................                 3,577,357
                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.....................                 5,826,756
                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS........................................................               $11,514,812
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS

                                                                     SIX MONTHS
                                                                       ENDED            YEAR
                                                                      12/31/95         ENDED
                                                                    (UNAUDITED)       06/30/95
                                                                    ----------------------------
Net investment income............................................   $  5,688,056    $ 12,082,091
Net realized gain/(loss) on investments sold during the period...      2,249,399      (3,684,878)
Net unrealized appreciation/depreciation on investments during
  the period.....................................................      3,577,357      12,434,573
                                                                    ------------    ------------
Net increase in net assets resulting from operations.............     11,514,812      20,831,786
Distributions to shareholders from net investment income.........     (5,409,390)    (11,385,042)
Net increase in net assets from Company share transactions (Note
  4).............................................................         47,020       1,774,149
                                                                    ------------    ------------
Net increase in net assets.......................................      6,152,442      11,220,893
NET ASSETS:
Beginning of period..............................................    145,809,650     134,588,757
                                                                    ------------    ------------
End of period (including undistributed net investment income of
  $1,779,106 and $1,500,440, respectively).......................   $151,962,092    $145,809,650
                                                                    ------------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                           SIX MONTHS
                                                             ENDED            YEAR         PERIOD
                                                            12/31/95         ENDED          ENDED
                                                          (UNAUDITED)       06/30/95      06/30/94*
                                                          -----------------------------------------
Operating performance:
Net asset value, beginning of period....................    $   8.32        $   7.77      $    9.45#
                                                            --------        --------       --------
Net investment income...................................        0.32            0.69           0.55
Net realized and unrealized gain/(loss) on investment...        0.33            0.51          (1.72)
                                                            --------        --------       --------
Net increase/(decrease) in net assets resulting from
  investment operations.................................        0.65            1.20          (1.17)
Dividends from net investment income....................       (0.31)          (0.65)         (0.51)
                                                            --------        --------       --------
Net asset value, end of period..........................    $   8.66        $   8.32      $    7.77

                                                          ------------      --------      ---------
Market value, end of period.............................    $  7.875        $  7.500      $   8.750

                                                          ------------      --------      ---------
Total return++..........................................        9.21%          (6.50)%        (7.52)%

                                                          ------------      --------      ---------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)....................    $151,962        $145,810      $ 134,589
Ratio of operating expenses to average net assets.......        0.21%+          0.90%          0.91%+
Ratio of net investment income to average net assets....        7.69%+          9.00%          8.43%+
Portfolio turnover rate.................................          44%             38%           212%
Ratio of operating expenses to average net assets
  without fees reduced by credits allowed by the
  custodian.............................................        0.25%+(a)      --            --
Ratio of operating expenses to average net assets
  without waivers, reimbursements and/or fees reduced by
  credits allowed by the custodian......................        1.21%+          0.96%          0.93%+
Net investment income per share without waivers,
  reimbursements and/or fees reduced by credits allowed
  by the custodian......................................    $   0.28        $   0.69      $    0.55

---------------

  * The Nations Government Income Term Trust 2003, Inc. commenced operations on September 30, 1993.
  + Annualized.
 ++ Total return represents aggregate total return for the period based on market value at period end.
  # Initial offering price net of sales commissions of $0.55 per share.
(a) The ratio includes custodian fees before reduction by credits allowed by the custodian as required by amended disclosure requirements effective September 1, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS                   DECEMBER 31, 1995 (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES.

     Nations Government Income Term Trust 2003, Inc. (the "Company") was incorporated under the laws of the State of Maryland on July 26, 1993 and is registered with the Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Company commenced operations on September 30, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The policies described below are followed by the Company in the preparation of its financial statements and are in accordance with generally accepted accounting principles.

     Portfolio Valuation: The Company's securities are valued using broker quotations or on the basis of prices provided by a pricing service. Certain securities are valued using broker quotations which are based on a matrix system which considers such factors as security prices, yields and maturities. The value of mortgage-backed securities can be significantly effected by changes in interest rates. Restricted securities, securities for which market quotations are not readily available and other assets are valued at fair value by the investment adviser under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

     Interest Rate Caps: The Company may enter into interest rate cap transactions. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The Company expects not to enter into any interest rate cap unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transactions. If there is a default by the other party to such a transaction, the Company will have contractual remedies pursuant to the agreements related to the transaction.

     Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date. The Company establishes a segregated account with its custodian bank in which it will maintain cash or U.S. government securities or other high grade debt securities equal in value to its commitments for such securities. Realized gains or losses are computed on the specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments under the yield to maturity method, is earned from settlement date and is recorded on the accrual basis. Discount on zero coupon securities is accreted under the effective yield method.

     Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets, while the other classes receive most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated repayments of principal, a fund may fail to fully recoup its initial investment in interest only securities ("IOs"). The market value of these securities is unusually volatile in response to changes in interest rates. An IOette is a type of CMO tranche with an extremely small principal amount and extremely high coupon rate of interest, the characteristics of which are expected to resemble an IO.

     Inverse Floating Rate Obligations: Inverse floating rate obligations ("inverse floaters") are tranches of a REMIC or CMO with an interest rate that moves inversely to a specified index. The interest rate, which is adjusted periodically, is based on a formula incorporating a specific index times a multiplier, plus or minus a

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)       DECEMBER 31, 1995 (UNAUDITED)

spread over the index. The value and related unrealized and realized gain or loss (due to changes in interest rates) on an inverse floater can be much greater than other debt securities because of the inverse floater's multiple to the index.

     Dividend and Distributions to Shareholders: It is the policy of the Company to pay monthly distributions from net investment income to shareholders. The Company expects to elect to retain net long-term gains (and pay corporate income tax thereon) and to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon securities of municipal issuers or other municipal securities in which it invests. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Company, timing differences and differing characterization of distributions made by the Company.

     Federal Income Taxes: It is the policy of the Company to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that the Company does not distribute substantially all of its taxable earnings, it will be subject to a 4% non-deductible excise tax.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS.

     The Company has entered into an investment advisory agreement (the "Advisory Agreement") with NationsBank, N.A. ("NationsBank"), as successor to NationsBank of North Carolina, N.A., a wholly owned subsidiary of NationsBank Corporation. Under the terms of the Advisory Agreement, the Company pays NationsBank a monthly fee equal to an annual rate of 0.50% of the Company's average weekly net assets. For the six months ended December 31, 1995, NationsBank voluntarily waived fees of $369,077 and reimbursed expenses of $185,446.

     Pursuant to an administration agreement (the "Administration Agreement") with NationsBank, the Company has retained NationsBank, subject to review by the Company's Board of Directors, to supervise the overall day-to-day operations of the Company (in addition to rendering investment advice) and provide various types of administrative services to the Company. Under the terms of the Administration Agreement, NationsBank also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the conduct of its business. In addition, NationsBank pays the salaries of all personnel, including officers of the Company, who are employees of NationsBank.

     As full compensation for the administrative services furnished to the Company and expenses of the Company assumed by NationsBank, the Company pays NationsBank a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets. For the six months ended December 31, 1995, NationsBank voluntarily waived administration fees of $159,539.

     NationsBank has entered into a Sub-Administration Agreement with First Data Investor Services Group, Inc., formerly known as The Shareholder Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, Inc., (the "Sub-Administrator"), pursuant to which the Sub-Administrator provides certain administrative services in support of the operations of the Company. The fees of the Sub-Administrator are paid by NationsBank out of the fees paid to NationsBank by the Company pursuant to the Administration Agreement.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)       DECEMBER 31, 1995 (UNAUDITED)

     No officer, director or employee of NationsBank or any affiliate thereof, receives any compensation from the Company for serving as a Director or officer of the Company. The Company pays each Director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

     Boston Safe Deposit and Trust Company ("Boston Safe") serves as the custodian of the Company's assets. The Company accrues a credit on daily cash balances held at Boston Safe. The earnings credit is applied to the monthly custody fee. For the six months ended December 31, 1995, the earnings credit was $23,502.

     First Data Investor Services Group, Inc. serves as the transfer agent and dividend disbursing agent for the Company.

3.  SECURITIES TRANSACTIONS.

     For the six months ended December 31, 1995, the cost of purchases and proceeds from sales of long-term U.S. government securities aggregated $63,946,006 and $64,151,955, respectively.

     At December 31, 1995, gross unrealized appreciation and depreciation for tax purposes was $2,881,011 and $1,237,049, respectively.

4.  COMMON STOCK.

     At June 30, 1995, 1,000,000,000 shares of common stock, $.001 par value, were authorized.

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. For the six months ended December 31, 1995, the Company did not repurchase shares of its common stock in the open market.

     Common stock transactions were as follows:

                                                          SIX MONTHS ENDED       PERIOD ENDED
                                                              12/31/95             6/30/95
                                                          ----------------   --------------------
                                                          SHARES   AMOUNT    SHARES      AMOUNT
                                                          ----------------   --------------------
Issued as reinvestment of dividends.....................   5,773   $47,020   224,802   $1,774,149
                                                          ------   -------   -------   ----------
Total increase..........................................   5,773   $47,020   224,802   $1,774,149
                                                          ------   -------   -------   ----------

5.  ORGANIZATION COSTS.

     The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for the Company.

6.  CAPITAL LOSS CARRYFORWARD.

     As of June 30, 1995, the Company had available for Federal income tax purposes a capital loss carryforward of $507,818 and $18,418,085 expiring in the year 2002 and 2003, respectively.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (CONTINUED)       DECEMBER 31, 1995 (UNAUDITED)

7.  CONTINGENCY.

     The Company expects to receive approximately $14 million, less attorneys' fees, from NationsBank Corporation in connection with the proposed settlement of certain class action lawsuits brought by investors against NationsSecurities and several other affiliates of NationsBank Corporation. The Company was not named as a defendant in any of the lawsuits. The entire settlement is subject to court approval.

8.  QUARTERLY RESULTS OF OPERATIONS.

     The following is a summary of quarterly results of operations:

                                                                                                            NET INCREASE/
                                                                                                            (DECREASE) IN
                                                                                NET REALIZED AND              NET ASSETS
                               INVESTMENT              NET INVESTMENT        UNREALIZED GAIN/(LOSS)         RESULTING FROM
                                 INCOME                    INCOME                ON INVESTMENTS               OPERATIONS
                         ----------------------    ----------------------    -----------------------    -----------------------
      QUARTER ENDED         TOTAL     PER SHARE       TOTAL     PER SHARE       TOTAL      PER SHARE       TOTAL      PER SHARE
-------------------------------------------------------------------------------------------------------------------------------
December 31, 1993....... $ 3,642,681    $0.22      $ 3,267,203    $0.19      $  8,013,030)  $ (0.46)    $ (4,745,827)  $ (0.27)
March 31, 1994..........   3,328,234     0.19        3,003,908     0.18       (13,069,741)    (0.77)     (10,065,834)    (0.59)
June 30, 1994...........   3,436,453     0.20        3,122,893     0.18        (8,548,515)    (0.49)      (5,425,622)    (0.31)
                         -----------  ---------    -----------  ---------    ------------  ---------    ------------  ---------
Total................... $10,407,368    $0.61      $ 9,394,004    $0.55      $(29,631,286)  $ (1.72)    $(20,237,282)  $ (1.17)
                          ==========  =========     ==========  =========     ===========  =========     ===========  =========
September 30, 1994...... $ 3,442,172    $0.20      $ 3,134,373    $0.18      $ (3,751,528)  $ (0.21)    $   (617,155)  $ (0.03)
December 31, 1994.......   3,560,065     0.20        3,242,046     0.18        (4,635,405)    (0.26)      (1,393,359)    (0.08)
March 31, 1995..........   3,199,056     0.18        2,932,975     0.17         6,364,159      0.36        9,297,134      0.53
June 30, 1995...........   3,091,802     0.18        2,772,697     0.16        10,772,469      0.62       13,545,166      0.78
                         -----------  ---------    -----------  ---------    ------------  ---------    ------------  ---------
Total................... $13,293,095    $0.76      $12,082,091    $0.69      $  8,749,695   $  0.51     $ 20,831,786   $  1.20
                          ==========  =========     ==========  =========     ===========  =========     ===========  =========
September 30, 1995...... $ 2,946,974    $0.17      $ 2,844,408    $0.16      $   (614,988)  $ (0.04)    $  2,229,420   $  0.12
December 31, 1995.......   2,899,904     0.17        2,843,648     0.16         6,441,744      0.37        9,285,392      0.53
                         -----------  ---------    -----------  ---------    ------------  ---------    ------------  ---------
Total................... $ 5,846,878    $0.34      $ 5,688,056    $0.32      $  5,826,756   $  0.33     $ 11,514,812   $  0.65
                          ==========  =========     ==========  =========     ===========  =========     ===========  =========

9.  SUBSEQUENT EVENT.

     Effective January 1, 1996, NationsBanc Advisors, Inc. ("NBAI")will become the investment adviser to the Company. Also effective January 1, 1996, TradeStreet Investment Associates, Inc. ("TradeStreet") will become the sub-adviser to the Company. Both NBAI and TradeStreet are indirect wholly owned subsidiaries of NationsBank. There will be no change in advisory fees paid by the Company.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN

THE PLAN

     The Company's Dividend Reinvestment Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Company.

PARTICIPATION

     Shareholders of record will receive their dividends in cash unless they have instructed First Data Investor Services Group, Inc. (the "Plan Agent"), acting as agent for each participant in the Plan, in writing otherwise. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

     Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

     Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

     Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or at the option of the Plan Agent, as agent for all participants, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   DIVIDEND REINVESTMENT PLAN (CONTINUED)

the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

     If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may in its discretion issue the required shares.

NO SERVICE FEE TO REINVEST

     There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

     You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Government Income Term Trust 2003, Inc., Dividend Reinvestment Plan, c/o First Data Investors Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234, (800) 982-2271.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   STOCK REPURCHASE PROGRAM

     The Board of Directors of the Company has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that from time to time, the Company may purchase shares of its common stock in the open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount.

Nations Government Income Term Trust 2003, Inc.
--------------------------------------------------------------------------------
   ANNUAL MEETING OF STOCKHOLDERS

     On September 29, 1995, the Company held its Annual Meeting of Stockholders in Charlotte, North Carolina. William H. Grigg was elected as a director of the Company, with a term to expire in 1998, by the following votes: 11,084,465.271 For, and 197,454.563 Withheld. In the only other matter voted upon at the Annual Meeting, the selection of Price Waterhouse LLP as the Company's independent public accountant for the fiscal year ending June 30, 1996, was ratified by the following votes: 11,012,722.148 For, 88,152.184 Against, and 181,045.522
Abstaining.

PO Box 34602
Charlotte, NC 28234-4602
Toll Free 1-800-982-2271

                                                        ------------------------

                                                          --------------------
                                                               BULK RATE
                                                              U.S. POSTAGE
                                                                  PAID
                                                               BOSTON, MA
                                                               PERMIT NO.
                                                                 54201

                                                          --------------------

                                                        ------------------------